                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2003
                                                --------------------------------

                             VendingData Corporation
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       000-25855                                           91-1696010
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                         89119
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (702) 733-7195
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

         APPOINTMENT OF CHIEF FINANCIAL OFFICER

         On February 24, 2002, John R. Spina joined VendingData Corporation (the "Company") as the Company's Chief Financial Officer. Mr. Spina received his B.S. in accounting and his M.B.A. with a concentration in finance from Drexel University. Mr. Spina has more than twenty (20) years of experience in the gaming industry, having served in various senior positions with Harrah's, Resorts International, Ameristar and Pinnacle Entertainment.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Not Applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VENDINGDATA CORPORATION
                                                (Registrant)



Date:  February 26, 2003                   By: /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                           President and Chief Executive Officer





                                       3